Exhibit 99.1

Community Capital Corporation Reports Significant Earnings Improvement and Increases Quarterly Dividend 15 Percent

     GREENWOOD, S.C.--(BUSINESS WIRE)--Jan. 19, 2005--Community Capital Corporation (AMEX: CYL) reports operating results for the fourth quarter and twelve months ending December 31, 2004. The company also declared a quarterly cash dividend of $0.15 per share, an increase of $0.02 over prior quarter's dividend of $0.13. The dividend is payable by March 4, 2005 to shareholders of record as of February 18, 2005.
     Pro forma net income for the three months ended December 31, 2004 increased 43 percent from $1,118,000, or $0.31 per diluted share in 2003 to $1,596,000 or $0.41 per diluted share.(1) Net income for the three months ended December 31, 2004 was $1,596,000, up from $1,026,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.41, up from $0.29 reported in 2003. Return on average assets was 1.16 percent for the fourth quarter of 2004 compared to 1.02 percent for the same period in 2003. Return on average equity was 11.76 percent compared to 9.23 percent in 2003.
     During the fourth quarter of 2003 the company recorded a gain of $339,000 from the sale of nonmarketable equity securities, which was utilized to offset a loss of $307,000 for the early extinguishment of Federal Home Loan Bank debt, expenses associated with the pending merger with Abbeville Capital Corporation of $63,000, and a charge of $116,000 from the early termination of a computer mainframe lease due to a software conversion.(1)
     Pro forma net income for the twelve months ended December 31, 2004 increased 21 percent from $4,796,000, or $1.31 per diluted share in 2003 to $5,800,000 or $1.47 per diluted share in 2004.(1) Net income for the twelve months ended December 31, 2004 was $5,800,000 versus $5,002,000, an increase of 16 percent. Diluted earnings per share were $1.47 for the year ended December 31, 2004, up eight percent compared to $1.36 in 2003.
     Return on average assets was 1.13 percent for 2004 compared to 1.35 percent for 2003. Return on equity was 10.90 percent for 2004 compared to 11.32 percent in 2003. Total assets increased 33 percent from $412,759,000 at December 31, 2003 to $549,086,000 at December 31, 2004. Of the $136,327,000 increase in assets, $82,132,000 was attributable to our merger with Abbeville Capital Corporation in the first quarter of 2004. Total loans were $426,628,000 compared to $326,178,000, up 31 percent, $35,335,000 of which was due to the merger with Abbeville. Total deposits increased 21 percent from $314,273,000 to $380,357,000, $52,674,000 of which was a result of the Abbeville merger. Shareholders' equity at December 31, 2004 was $55,103,000, up 21 percent over the same period in 2003.
     Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations into a single subsidiary. CapitalBank operates 15 community-oriented branches throughout upstate South Carolina that offer a full array of banking services.
     Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.


INCOME STATEMENT DATA
(In thousands, except per share)

                               Three Months Ended  Twelve Months Ended
                                   December 31         December 31
                                 2004     2003       2004       2003
----------------------------------------------------------------------
                              (Unaudited)          (Unaudited)
----------------------------------------------------------------------
Interest Income                  6,927     5,067     25,408    21,031
----------------------------------------------------------------------
Interest Expense                 1,959     1,428      6,562     6,455
----------------------------------------------------------------------
Net Interest Income              4,968     3,639     18,846    14,576
----------------------------------------------------------------------
Provision for Loan Losses          300       236      1,200       479
----------------------------------------------------------------------
Net Int. Income After
 Provision                       4,668     3,403     17,646    14,097
----------------------------------------------------------------------
Non-Interest Income              1,582     1,291      5,603     5,356
----------------------------------------------------------------------
Non-Interest Expense             4,121     3,822     15,846    14,533
----------------------------------------------------------------------
Gain on Sale of Securities           -       342          5     1,716
----------------------------------------------------------------------
Gain (Loss) on Sale of Fixed
 Assets                              -         -         (9)       29
----------------------------------------------------------------------
Income Before Taxes              2,129     1,214      7,399     6,665
----------------------------------------------------------------------
Income Tax Expense                 533       188      1,599     1,663
----------------------------------------------------------------------
Net Income                       1,596     1,026      5,800     5,002
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary Earnings Per Share       $0.42     $0.30      $1.52     $1.43
----------------------------------------------------------------------
Diluted Earnings Per Share       $0.41     $0.29      $1.47     $1.36
----------------------------------------------------------------------

----------------------------------------------------------------------
Average Shares Outstanding
 (Fully Diluted)             3,938,590 3,603,784  3,936,358 3,672,507
----------------------------------------------------------------------
Return on Average Assets          1.16%     1.02%      1.13%     1.35%
----------------------------------------------------------------------
Return on Average Equity         11.76%     9.23%     10.90%    11.32%
----------------------------------------------------------------------
Net Interest Margin               4.06%     4.12%      4.18%     4.17%
----------------------------------------------------------------------
Tax Equivalency Factor
 (Annualized)                      568       450        551       464
----------------------------------------------------------------------
Efficiency Ratio                 61.55%    66.12%     63.38%    64.28%
----------------------------------------------------------------------

BALANCE SHEET DATA
(In thousands, except per share data)
                                                     December 31
                                                  2004
                                              (Unaudited)      2003
----------------------------------------------------------------------
Total Assets                                    549,086       412,759
----------------------------------------------------------------------
Investment Securities                            77,596        45,898
----------------------------------------------------------------------
Loans                                           426,628       326,178
----------------------------------------------------------------------
Allowance for Loan Losses                         5,808         4,584
----------------------------------------------------------------------
Total Deposits                                  380,357       314,273
----------------------------------------------------------------------
Other Borrowings                                110,484        50,964
----------------------------------------------------------------------
Shareholders' Equity                             55,103        45,533
----------------------------------------------------------------------

----------------------------------------------------------------------
Book Value Per Share                             $14.39        $13.11
----------------------------------------------------------------------
Equity to Assets                                  10.04%        11.03%
----------------------------------------------------------------------
Loan to Deposit Ratio                            112.17%       103.79%
----------------------------------------------------------------------
Allowance for Loan Losses/Loans                    1.36%         1.40%
----------------------------------------------------------------------

Average Balances:
                             Three Months Ended   Twelve Months Ended
                                   December 31         December 31
                                 2004                 2004
                             (Unaudited)   2003   (Unaudited)   2003
---------------------------------------- -------- ----------- --------
Average Total Assets            548,563  398,857     512,634  395,382
---------------------------------------- -------- ----------- --------
Average Loans                   423,687  315,882     391,056  310,517
---------------------------------------- -------- ----------- --------
Average Earning Assets          500,512  362,490     464,452  359,760
---------------------------------------- -------- ----------- --------
Average Deposits                389,594  309,396     373,527  295,862
---------------------------------------- -------- ----------- --------
Average Other Borrowings        101,250   43,735      83,787   51,326
---------------------------------------- -------- ----------- --------
Average Interest Bearing
 Liabilities                    490,844  353,131     457,314  347,188
---------------------------------------- -------- ----------- --------
Average Shareholders' Equity     54,009   44,137      53,190   44,145
---------------------------------------- -------- ----------- --------

---------------------------------------- -------- ----------- --------
Asset Quality:
---------------------------------------- -------- ----------- --------

---------------------------------------- -------- ----------- --------
Non-performing loans              2,334    1,973       2,334    1,973
---------------------------------------- -------- ----------- --------
Net charge-offs                     213       23         409      176
---------------------------------------- -------- ----------- --------
Net charge-offs to average
 loans                             0.05%    0.01%       0.10%    0.05%
---------------------------------------- -------- ----------- --------

Summary of Abbeville Capital Corporation Merger Transaction:
(In thousands)

 Cash and cash equivalents                                      4,164
----------------------------------------------------------------------
 Federal funds sold                                            14,291
----------------------------------------------------------------------
 Investment securities                                         17,163
----------------------------------------------------------------------
 Loans, net of allowance                                       35,335
----------------------------------------------------------------------
 Premises and equipment                                           979
----------------------------------------------------------------------
 Core deposit intangible asset                                    927
----------------------------------------------------------------------
 Goodwill                                                       6,937
----------------------------------------------------------------------
 Other assets                                                   2,336
----------------------------------------------------------------------

----------------------------------------------------------------------
     Total assets acquired                                     82,132
----------------------------------------------------------------------

----------------------------------------------------------------------
 Deposits                                                      52,674
----------------------------------------------------------------------
 Advances from the Federal Home Loan Bank                       3,091
----------------------------------------------------------------------
 Other Liabilities                                             10,956
----------------------------------------------------------------------

----------------------------------------------------------------------
     Total liabilities assumed                                 66,721
----------------------------------------------------------------------

----------------------------------------------------------------------
 Net assets acquired                                           15,411
----------------------------------------------------------------------


(1)Pro Forma Earnings Reconciliation
----------------------------------------------------------------------
                                           4th     4th
                                          Quarter Quarter YTD    YTD
                                           2004    2003   2004  2003
----------------------------------------------------------------------
Net Income Before One Time Items           1,596   1,026 5,800  5,002
----------------------------------------------------------------------
Gain(s) on the sale(s) of Nonmarketable
 Equity Securities and Securities
 Available For Sale                            -    (339)    - (1,716)
----------------------------------------------------------------------
Pro rata Distribution From MetLife's
 Acquisition of General American Life
 Insurance Company                             -       -     -   (109)
----------------------------------------------------------------------
Prepayment Penalties from Extinguishment
 of Federal Home Loan Bank Debt                -     307     -  1,093
----------------------------------------------------------------------
Expenses associated with Pending Merger
 with Abbeville Capital Corporation            -      63     -     63
----------------------------------------------------------------------
Expenses Related to a Core Processing
 Software Conversion                           -     116     -    340
----------------------------------------------------------------------
Total Non-recurring Items Before Tax           -     147     -   (329)
----------------------------------------------------------------------
Tax Adjustment on One Time items               -     (55)    -    123
----------------------------------------------------------------------

----------------------------------------------------------------------
Pro Forma Net Income                       1,596   1,118 5,800  4,796
----------------------------------------------------------------------


     CONTACT: Community Capital Corporation
              R. Wesley Brewer, 864-941-8290
              wbrewer@capitalbanksc.com
              Lee Lee M. Lee, 864-941-8242
              llee@capitalbanksc.com
              www.comcapcorp.com